                                                      REGISTRATION NO. 33-

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933


                               FORD MOTOR COMPANY
             (Exact name of registrant as specified in its charter)

             Delaware                                   38-0549190
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
          incorporation or organization)

        The American Road
        Dearborn, Michigan                              48121-1899
 (Address of principal executive offices)               (Zip Code)




                      FORD MOTOR COMPANY SAVINGS AND STOCK
                     INVESTMENT PLAN FOR SALARIED EMPLOYEES
                            (Full title of the Plan)


                             J. M. Rintamaki, Esq.
                               Ford Motor Company
                                 P. O. Box 1899
                               The American Road
                         Dearborn, Michigan  48121-1899
                                 (313) 323-2260
(Name, address and telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

                                                     PROPOSED
                                        PROPOSED     MAXIMUM
                                        MAXIMUM      AGGREGATE
TITLE OF SECURITIES   AMOUNT TO BE   OFFERING PRICE  OFFERING    AMOUNT OF
TO BE REGISTERED      REGISTERED*     PER SHARE**     PRICE**  REGISTRATION FEE
- -------------------------------------------------------------------------------
Common Stock, $1.00    4,000,000
 par value             shares           $29.1875   $116,750,000   $40,258.62
- -------------------------------------------------------------------------------

      *The number of shares being registered represents the maximum number of additional shares not registered heretofore that may be acquired by the Trustee under the Plan during 1994 and during subsequent years until a new Registration Statement becomes effective.

     **Based on the "when issued" market price of Common Stock of the Company on June 21, 1994 in accordance with Rule 457(c) under the Securities Act of 1933.

     In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan described herein.

                FORD MOTOR COMPANY SAVINGS AND STOCK INVESTMENT
                          PLAN FOR SALARIED EMPLOYEES

                              ____________________

           INCORPORATION OF CONTENTS OF PRIOR REGISTRATION STATEMENTS

     The contents of Registration Statements Nos. 33-50194, 33-36061, 33-14951 and 2-95020 are incorporated herein by reference.

                              ____________________


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 8. EXHIBITS.


EXHIBIT 4.A    -    Ford Motor Company Savings and Stock Investment Plan for
                    Salaried Employees.  Filed as Exhibit 4(A) to
                    Registration Statement No. 33-14951 and incorporated herein by reference.

EXHIBIT 4.B    -    Copy of Trust Agreement dated January 13, 1956 between
                    Ford Motor Company and Comerica Bank (formerly
                    Manufacturers National Bank of Detroit), as Trustee.
                    Filed as Exhibit 5-C to Registration Statement No. 2-
                    12160 and incorporated herein by reference.

EXHIBIT 4.C    -    Copy of Amendment dated January 1, 1970 to Trust
                    Agreement dated January 13, 1956 between Ford Motor
                    Company and Comerica Bank (formerly Manufacturers
                    National Bank of Detroit), as Trustee.  Filed as Exhibit
                    3 to Registration Statement No. 2-37159 and incorporated herein by reference.

EXHIBIT 4.D    -    Copy of Amendment dated July 1, 1973 to Trust Agreement
                    dated January 13, 1956, as amended January 1, 1970, between Ford Motor Company and Comerica Bank (formerly
                    Manufacturers National Bank of Detroit), as Trustee.
                    Filed as Exhibit Y to the Annual Report of the Company on Form 10-K for 1973 and incorporated herein by reference.

EXHIBIT 4.E    -    Copy of Amendment dated as of January 1, 1977 to Trust
                    Agreement dated January 13, 1956 between Ford Motor
                    Company and Comerica Bank (formerly Manufacturers
                    National Bank of Detroit), as Trustee.  Filed as Exhibit
                    2(C) to Registration Statement No. 2-58732 and incorporated herein by reference.

EXHIBIT 4.F    -    Copy of Amendment effective as of January 1, 1993 to
                    Trust Agreement dated January 13, 1956 between Ford Motor
                    Company and Comerica Bank, as Trustee.  Filed with this
                    Registration Statement.

EXHIBIT 4.G    -    Copy of Group Annuity Contract effective January 1, 1991
                    between The Prudential Insurance Company of America and
                    Comerica Bank (formerly Manufacturers National Bank of
                    Detroit), as Trustee.  Filed as Exhibit 4(I) to
                    Registration Statement No. 33-50194 and incorporated herein by reference.

EXHIBIT 4.H    -    Copy of Group Annuity Binder Contract effective January
                    1, 1991 between Metropolitan Life Insurance Company and
                    Comerica Bank (formerly Manufacturers National Bank of
                    Detroit), as Trustee.  Filed as Exhibit 4(J) to
                    Registration Statement No. 33-50194 and incorporated herein by reference.

EXHIBIT 4.I    -    Copy of Group Annuity Contract effective January 1, 1992
                    between The Prudential Insurance Company of America and
                    Comerica Bank (formerly Manufacturers National Bank of
                    Detroit), as Trustee.  Filed as Exhibit 4(K) to
                    Registration Statement No. 33-50194 and incorporated herein by reference.

EXHIBIT 4.J    -    Copy of Letter Agreement effective February 1, 1993
                    between Lehman Government Securities, Inc. and Comerica
                    Bank, as Trustee.  Filed with this Registration
                    Statement.

EXHIBIT 4.K    -    Copy of Group Annuity Contract effective January 1, 1994
                    between The Prudential Insurance Company of America and
                    Comerica Bank, as Trustee.  Filed with this Registration
                    Statement.

EXHIBIT 5.A    -    Opinion of John M. Rintamaki, Secretary and Assistant
                    General Counsel of Ford Motor Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

EXHIBIT 5.B    -    Copy of Internal Revenue Service determination letter
                    that the Plan is qualified under Section 401 of the Internal Revenue Code. Filed as Exhibit 5(B) to
                    Registration Statement No. 33-14951 and incorporated herein by reference.

EXHIBIT 15     -    Letter from Independent Certified Public Accountants
                    regarding unaudited interim financial information. Filed with this Registration Statement.

EXHIBIT 23     -    Consent of Independent Certified Public Accountants.
                    Filed with this Registration Statement.

EXHIBIT 24.A   -    Powers of Attorney authorizing signature.  Filed with
                    this Registration Statement.

EXHIBIT 24.B   -    Certified resolutions of Board of Directors authorizing
                    signature pursuant to a power of attorney. Filed with this Registration Statement.

                                   SIGNATURES


     The Plan. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE PLAN HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DEARBORN, STATE OF MICHIGAN, ON THIS 23RD DAY OF JUNE, 1994.


                              FORD MOTOR COMPANY SAVINGS AND STOCK
                              INVESTMENT PLAN FOR SALARIED EMPLOYEES


                              By:/s/P. T. Zachary
                                 P. T. ZACHARY, CHAIRMAN
                                 SAVINGS AND STOCK INVESTMENT
                                 PLAN COMMITTEE

     The Registrant. PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DEARBORN, STATE OF MICHIGAN, ON THIS 23RD DAY OF JUNE, 1994.


                                   FORD MOTOR COMPANY

                                   By:   Alex Trotman*
                                        (ALEX TROTMAN)
                                         Chairman of the Board of Directors



     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED.

         Signature                         Title                     Date
         ---------                         -----                     ----
                                 Director and Chairman of the
                                    Board of Directors, President
                                  and Chief Executive Officer
     Alex Trotman*               (principal executive officer)
- -----------------------
    (ALEX TROTMAN)



     Colby H. Chandler*                   Director
- ---------------------------
    (COLBY H. CHANDLER)



    Michael D. Dingman*                   Director               June 23, 1994
- ---------------------------
   (MICHAEL D. DINGMAN)


                                      Director and Vice
                                 President, Ford Motor Company,
                                   and Director and President
                                  and Chief Operating Officer,
     Edsel B. Ford II*            Ford Motor Credit Company
- ----------------------------
    (EDSEL B. FORD II)


                                   Director and Chairman
     William Clay Ford*           of the Finance Committee
- ----------------------------
    (WILLIAM CLAY FORD)

         Signature                         Title                     Date
         ---------                         -----                     ----
                                        Director and
                                      Vice President -
                                      Commercial Truck
   William Clay Ford, Jr.*             Vehicle Center
- ----------------------------
  (WILLIAM CLAY FORD, JR.)


                                        Director and
     Allan D. Gilmour*                  Vice Chairman
- ----------------------------
    (ALLAN D. GILMOUR)



    Roberto C. Goizueta*                  Director
- ----------------------------
   (ROBERTO C. GOIZUETA)



  Irvine O. Hockaday, Jr.*                Director
- ----------------------------
 (IRVINE O. HOCKADAY, JR.)



                                          Director
- ----------------------------
       (DREW LEWIS)



      Ellen R. Marram*                    Director              June 23, 1994
- ----------------------------
     (ELLEN R. MARRAM)



      Kenneth H. Olsen*                   Director
- ----------------------------
     (KENNETH H. OLSEN)



      Carl E. Reichardt*                  Director
- ----------------------------
     (CARL E. REICHARDT)


                                  Director and Vice Chairman
      Louis R. Ross*              and Chief Technical Officer
- ----------------------------
     (LOUIS R. ROSS)

                                  Director and Executive
                                      Vice President
                                and Chief Financial Officer
     Stanley A. Seneker*       (principal financial officer)
- ----------------------------
    (STANLEY A. SENEKER)

         Signature                         Title                     Date
         ---------                         -----                     ----
                                         Director
- ---------------------------
 (CLIFTON R. WHARTON, JR.)




                                 Vice President--Controller
  Murray L. Reichenstein*      (principal accounting officer)     June 23, 1994
- ---------------------------
 (MURRAY L. REICHENSTEIN)





*By: /s/K. S. Lamping
     ----------------------
     (K. S. Lamping,
     Attorney-in-Fact)

                                 EXHIBIT INDEX
                                                               Sequential Page
                                                                at Which Found
                                                              (or Incorporated
                                                                 by Reference)
                                                                 -------------
EXHIBIT 4.A    -  Ford Motor Company Savings and Stock
                  Investment Plan for Salaried Employees.
                  Filed as Exhibit 4(A) to Registration
                  Statement No. 33-14951 and incorporated
                  herein by reference.

EXHIBIT 4.B    -  Copy of Trust Agreement dated January 13,
                  1956 between Ford Motor Company and
                  Comerica Bank (formerly Manufacturers
                  National Bank of Detroit), as Trustee.
                  Filed as Exhibit 5-C to Registration
                  Statement No. 2-12160 and incorporated
                  herein by reference.

EXHIBIT 4.C    -  Copy of Amendment dated January 1, 1970 to
                  Trust Agreement dated January 13, 1956
                  between Ford Motor Company and Comerica
                  Bank (formerly Manufacturers National Bank of Detroit), as Trustee. Filed as Exhibit 3 to Registration Statement No. 2-37159 and incorporated herein by reference.

EXHIBIT 4.D    -  Copy of Amendment dated July 1, 1973 to
                  Trust Agreement dated January 13, 1956, as amended January 1, 1970, between Ford Motor Company and Comerica Bank (formerly Manufacturers National Bank of Detroit), as Trustee. Filed as Exhibit Y to the Annual Report of the Company on Form 10-K for 1973 and incorporated herein by reference.

EXHIBIT 4.E    -  Copy of Amendment dated as of January 1,
                  1977 to Trust Agreement dated January 13,
                  1956 between Ford Motor Company and
                  Comerica Bank (formerly Manufacturers
                  National Bank of Detroit), as Trustee.
                  Filed as Exhibit 2(C) to Registration
                  Statement No. 2-58732 and incorporated
                  herein by reference.

EXHIBIT 4.F    -  Copy of Amendment effective as of January
                  1, 1993 to Trust Agreement dated January
                  13, 1956 between Ford Motor Company and
                  Comerica Bank, as Trustee.  Filed with
                  this Registration Statement.

EXHIBIT 4.G    -  Copy of Group Annuity Contract effective
                  January 1, 1991 between The Prudential
                  Insurance Company of America and Comerica
                  Bank (formerly Manufacturers National Bank of Detroit), as Trustee. Filed as Exhibit 4(I) to Registration Statement No. 33-50194 and incorporated herein by reference.

                                 EXHIBIT INDEX

                                                               Sequential Page
                                                                at Which Found
                                                              (or Incorporated
                                                                 by Reference)
                                                                 -------------
EXHIBIT 4.H    -  Copy of Group Annuity Binder Contract
                  effective January 1, 1991 between
                  Metropolitan Life Insurance Company and
                  Comerica Bank (formerly Manufacturers
                  National Bank of Detroit), as Trustee.
                  Filed as Exhibit 4(J) to Registration
                  Statement No. 33-50194 and incorporated
                  herein by reference.

EXHIBIT 4.I    -  Copy of Group Annuity Contract effective
                  January 1, 1992 between The Prudential
                  Insurance Company of America and Comerica
                  Bank (formerly Manufacturers National Bank of Detroit), as Trustee. Filed as Exhibit 4(K) to Registration Statement No. 33-50194 and incorporated herein by reference.

EXHIBIT 4.J    -  Copy of Letter Agreement effective
                  February 1, 1993 between Lehman Government
                  Securities, Inc. and Comerica Bank, as
                  Trustee.  Filed with this Registration
                  Statement.

EXHIBIT 4.K    -  Copy of Group Annuity Contract effective
                  January 1, 1994 between The Prudential
                  Insurance Company of America and Comerica
                  Bank, as Trustee.  Filed with this
                  Registration Statement.

EXHIBIT 5.A    -  Opinion of J. M. Rintamaki, Secretary and
                  Assistant General Counsel of Ford Motor
                  Company, with respect to the legality of the securities being registered hereunder. Filed with this Registration Statement.

EXHIBIT 5.B    -  Copy of Internal Revenue Service
                  determination letter that the Plan is
                  qualified under Section 401 of the
                  Internal Revenue Code.  Filed as Exhibit
                  5(B) to Registration Statement No. 33-
                  14951 and incorporated herein by
                  reference.

EXHIBIT 15     -  Letter from Independent Certified Public
                  Accountants regarding unaudited interim
                  financial information.  Filed with this
                  Registration Statement.

EXHIBIT 23     -  Consent of Independent Certified Public
                  Accountants.  Filed with this Registration
                  Statement.

EXHIBIT 24.A   -  Powers of Attorney authorizing signature.
                  Filed with this Registration Statement.

                                 EXHIBIT INDEX

                                                               SEQUENTIAL PAGE
                                                                AT WHICH FOUND
                                                              (OR INCORPORATED
                                                                 BY REFERENCE)
                                                                 -------------
EXHIBIT 24.B   -  Certified resolutions of Board of
                  Directors authorizing signature pursuant to a power of attorney. Filed with this Registration Statement.